Exhibit 99

PPG Industries, Inc.
One PPG Place
Pittsburgh, Pennsylvania 15272 USA
www.ppg.com

Media:
Mark Silvey
PPG Corporate Communications
412-434-3046
silvey@ppg.com
News

Investors:
Vince Morales
PPG Investor Relations
412-434-3740
vmorales@ppg.com

District court affirms confirmation of Pittsburgh Corning reorganization plan

PITTSBURGH, Oct. 1, 2014 - PPG Industries (NYSE:PPG) today announced that the U.S. District Court for the Western District of Pennsylvania issued a memorandum opinion and order on Sept. 30, 2014, affirming confirmation of the current Pittsburgh Corning plan of reorganization. PPG and Corning Incorporated are each 50-percent shareholders of Pittsburgh Corning, which filed for Chapter 11 bankruptcy protection in 2000.

PPG is pleased with the court decision affirming the decision of the bankruptcy court to confirm the Pittsburgh Corning plan of reorganization. The order of the District Court is subject to a customary appeals process and, if that order is upheld and all conditions are met, the plan of reorganization would become effective. Under the plan of reorganization, PPG and its participating insurers are to make their initial payments to the trust 30 business days after the plan becomes effective and all conditions to funding have been met.

PPG: BRINGING INNOVATION TO THE SURFACE.(R)
PPG Industries’ vision is to continue to be the world’s leading coatings and specialty materials company. Through leadership in innovation, sustainability and color, PPG helps customers in industrial, transportation, consumer products, and construction markets and aftermarkets to enhance more surfaces in more ways than does any other company. Founded in 1883, PPG has global headquarters in Pittsburgh and operates in nearly 70 countries around the globe. Reported net sales in 2013 were $15.1 billion. PPG shares are traded on the New York Stock Exchange (symbol:PPG). For more information, visit www.ppg.com and follow @PPGIndustries on Twitter.

Forward-Looking Statements
This news release contains certain statements about PPG Industries, Inc., that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These matters involve risks and uncertainties as discussed in PPG's periodic reports on Form 10-K and Form 10-Q and its current reports on Form 8-K filed from time to time with the Securities and Exchange Commission.

The forward-looking statements contained in this news release include statements about the outcome of the appeals process, the amount and timing of any payments into the trust, and all other statements in this news release that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements.

These statements are based on the current expectations of the management of PPG and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties, including those listed in the paragraph above, that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Forward-looking statements included herein are made as of the date hereof, and PPG undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

Bringing innovation to the surface is a registered trademark of PPG Industries Ohio, Inc.